United States
Securities and Exchange Commission
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

MOTUS GI HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MOTUS GI HOLDINGS, INC.
1301 East Broward Boulevard, 3rd Floor
Ft. Lauderdale, FL 33301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 11, 2021

To the Stockholders of Motus GI Holdings, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Motus GI Holdings, Inc. will be held on August 11, 2021, beginning at 9:30 a.m. local time, at One Grand Central Place, 60 East 42nd Street, Suite 2430, New York, New York 10165, or at such other time and place to which the Annual Meeting may be adjourned or postponed. At the Annual Meeting, stockholders will act on the following matters:

•        To elect eight director nominees to serve as directors until the next annual meeting of stockholders;

•        To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2021;

•        To approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 115,000,000 to 165,000,000; and

•        To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on June 21, 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the Annual Meeting or not, you may vote your shares over the internet or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2021

Our proxy materials including our Proxy Statement for the 2021 Annual Meeting, our Annual Report for the fiscal year ended December 31, 2020 and proxy card are available on the Internet at https://www.cstproxy.com/motusgi/2021. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors
/s/ Timothy P. Moran
Timothy P. Moran Chief Executive Officer

July 2, 2021
Ft. Lauderdale, FL

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
855-200-8274

PROXY STATEMENT

i

MOTUS GI HOLDINGS, INC.
1301 EAST BROWARD BOULEVARD, 3RD FLOOR
FT. LAUDERDALE, FL 33301

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 11, 2021 at 9:30 a.m. local time, at One Grand Central Place, 60 East 42nd Street, Suite 2430, New York, New York 10165, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors (the “Board”) of Motus GI Holdings, Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about July 2, 2021. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

•        To elect eight director nominees to serve as directors until the next annual meeting of stockholders;

•        To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2021;

•        To approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 115,000,000 to 165,000,000; and

•        To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2021, and the amendment to the Company’s certificate of incorporation to increase the Company’s authorized shares of common stock from 115,000,000 to 165,000,000 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our 2020 Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, June 21, 2021 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 48,169,898 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

How do I vote shares at the Annual Meeting?

You can vote on matters that come before the Annual Meeting via the Internet by following the instructions in the Notice or by submitting your proxy card by mail. If you would prefer to vote by mail, please follow the instructions included in the Notice to receive a paper copy of our proxy materials.

If you are a stockholder of record, to submit your proxy by mail or vote via the Internet, follow the instructions on the proxy card or Notice. If you hold your shares in street name, you may vote via the Internet as instructed by your broker, bank or other nominee.

Your shares will be voted as you indicate on your proxy card. If you sign your proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR each of the director nominees and the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

•        Before the Annual Meeting:    You can vote on matters that come before the Annual Meeting via the Internet, by following the instructions in the Notice at https://www.cstproxyvote.com, or by submitting your proxy card by mail. If you would prefer to vote by mail, please follow the instructions included in the Notice to receive a paper copy of our proxy materials.

If you are a stockholder of record, to submit your proxy by mail or vote via the Internet, follow the instructions on the proxy card or Notice. If you hold your shares in street name, you may vote via the Internet as instructed by your broker, bank or other nominee.

Your shares will be voted as you indicate on your proxy card. If you sign your proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board, or if no recommendation is given, in their own discretion.

•        During the Annual Meeting:    If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares by proxy.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by internet or mail so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•        filing with the Secretary of the Company a notice of revocation;

•        sending in another duly executed proxy bearing a later date; or

•        attending the Annual Meeting and casting your vote in person.

For purposes of submitting your vote online before the Annual Meeting, you may change your vote until 11:59 p.m. Eastern Time on August 10, 2021. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority of our common stock outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•        With respect to the first proposal (election of directors, “Proposal 1”), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

•        The second proposal, to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for 2021 (“Proposal 2”), requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

•        The third proposal, to approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 115,000,000 to 165,000,000 (“Proposal 3”), requires the affirmative vote, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. As a result, abstentions and “broker non-votes” (see below), if any, will have the effect of a vote AGAINST this proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. Banks, brokers and other agents acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

The election of directors (Proposal No. 1) is not considered to be a “routine” matter and brokers are not permitted to vote on this matter if the broker has not received instructions from the beneficial owner. The ratification of our independent registered public accounting firm (Proposal No. 2) is considered to be a “routine” matter and the amendment to our certificate of incorporation, as amended, as described above, may be considered to be a “routine” matter, and hence your brokerage firm will be able to vote on Proposal No. 2 (and Proposal No. 3, if it is considered a “routine” matter as described above) even if it does not receive instructions from you, so long as it holds your shares in its name. However, if the approval of Proposal No. 3 is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on Proposal No. 3 if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC to assist us in soliciting proxies from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The fees that will be paid to Alliance Advisors, LLC are anticipated to be approximately $8,000, plus approved and reasonable out of pocket expenses.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT EIGHT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is currently composed of eight directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the eight nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the 2021 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Timothy P. Moran	49	Chief Executive Officer and Director	2018
Mark Pomeranz	59	President, Chief Operating Officer and Director	2016
David Hochman	46	Chairman of the Board	2016
Darren Sherman	49	Director	2016
Samuel Nussbaum	72	Director	2016
Shervin Korangy	46	Director	2017
Gary J. Pruden	59	Director	2017
Sonja Nelson	48	Director	2021

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Directors

Timothy P. Moran, Chief Executive Officer and Director

Mr. Moran has served as Chief Executive Officer since October 1, 2018. Prior to joining us, from 2015 to September 2018, Mr. Moran served as President of the Americas, ConvaTec Group Plc (LON: CTEC) (“ConvaTec”), an international medical products and technologies company, offering products and services in the areas of wound and skin care, ostomy care, continence and critical care and infusion devices. Prior to his employment at ConvaTec, Mr. Moran held roles in sales, marketing and general management over the course of eighteen years at Covidien plc (“Covidien”), an Irish-headquartered global health care products company and manufacturer of medical devices and supplies. While at Covidien, until 2015, Mr. Moran served simultaneously as VP and General Manager of both the SharpSafety and Monitoring& Operating Room divisions. Following the 2015 acquisition of Covidien by Medtronic (NYSE:MDT), Mr. Moran was named the Global Vice President and General Manager of the Patient Care and Safety Division. Mr. Moran also served on the CEO Advisory Council for Advanced Medical Technology Association (AdvaMed), a medical device trade association. Mr. Moran earned a B.A. in Organizational Communication at The State University of New York at Geneseo. Mr. Moran was selected as a director because of his broad commercial experience and leadership in the medical technology sector.

Mark Pomeranz, President, Chief Operating Officer and Director

Mr. Pomeranz has served as Chief Operating Officer since September 24, 2018. Prior to his tenure as our Chief Operating Officer, Mr. Pomeranz served as our Chief Executive Officer from December 2016 through September 2018, and as the Chief Executive Officer of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, from 2014 through September 2018. Prior to joining Motus GI Medical Technologies Ltd., from 2008 to 2014, Mr. Pomeranz was the founding CEO of Svelte Medical Systems, a start-up company that is currently commercializing a unique drug eluting stent platform in the EU. From 2007 to 2008 Mr. Pomeranz was the Vice President of Research and Development at Prescient Medical, Inc. From 1998 to 2007, Mr. Pomeranz served as Vice President at Cordis, a Johnson & Johnson Company, where his responsibilities included developing new technologies, exploring new market opportunities and leading major restructuring efforts to create cross-functional global commercialization teams. Prior to that, Mr. Pomeranz held a number of senior leadership roles, including positions at Cardiac Pathways Corporations from 1991 to 1998, and Cardiovascular Imaging Systems from 1989 to 1991, both of which were acquired by Boston Scientific Corporation. Mr. Pomeranz earned a M.Sc. in biomedical engineering from the University of Miami. Mr. Pomeranz was selected as a director due to his history as a director of Motus GI Medical Technologies Ltd. and his business and leadership experience in the medical technology sector; his broad scientific background is also seen as an asset to us.

David P. Hochman, Chairman of the Board

Mr. Hochman has served as the Chairman of our Board since 2016, and as Chairman of the Board of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, since 2011. Since May 2018, he has been Chairman and Chief Executive Officer of Orchestra BioMed, Inc., a biomedical innovation company focused on bringing high impact procedure based therapeutic innovations to life through risk reward sharing partnerships. From 2006 until 2019, he served as Managing Partner of Orchestra Medical Ventures, LLC, an investment firm that employed a strategy to create, build and invest in medical technology companies intended to generate substantial clinical value. Mr. Hochman has also served as President of Accelerated Technologies, Inc., a medical device accelerator company previously managed by Orchestra Medical Ventures, LLC, and now a wholly owned subsidiary of Orchestra BioMed, Inc. Mr. Hochman has over twenty-four years of medical innovation, entrepreneurial, venture capital and investment banking experience. Mr. Hochman served as a board member of Corbus Pharmaceuticals Holdings, Inc. (NASDAQ: CRBP), a clinical-stage drug development company pioneering transformative medicines that target the endocannabinoid system, from 2013 until 2020. He was a co-founder of Caliber Therapeutics, Inc., a wholly owned subsidiary of Orchestra BioMed, Inc., and was on the Board of Caliber Therapeutics, Inc. from 2009 until 2018. He was a co-founder of BackBeat Medical, Inc., a wholly owned subsidiary of Orchestra BioMed, Inc., and served as its President and a member of its Board since inception in 2010 until 2018. He was a co-founder of FreeHold Surgical, Inc., a wholly owned subsidiary of Orchestra BioMed, Inc., and served as a member of its Board from 2011 until 2018. He also served as a director of Adgero Biopharmaceuticals Holdings, Inc until 2020 when it was acquired by Kintara Therapeutics, Inc. (NASDAQ:KTRA). Prior to joining Orchestra Medical Ventures LLC, Mr. Hochman was Chief Executive Officer of Spencer Trask Edison Partners, LLC, an investment partnership focused on development stage healthcare companies. He was also Managing Director of Spencer Trask Ventures, Inc. during which time he led financing transactions for over twenty early-stage companies. From 1999 to 2006 Mr. Hochman was a board advisor of Health Dialog Services Corporation, a leader in collaborative healthcare management that was acquired in 2008 by the British United Provident Association. From 2005 to 2007, he was a co-founder and board member of PROLOR Biotech, Inc., a biopharmaceutical company developing longer lasting versions of approved therapeutic proteins, which was purchased by Opko Health (NYSE: OPK) in 2013. He is also President and a Board Member of the Mollie Parnis Livingston Foundation, a family foundation. He has a B.A. degree with honors from the University of Michigan. Mr. Hochman was selected as a director due to his history as a director of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, his leadership experience at other public companies, including medical technology companies, his financial experience and his expertise in governance matters.

Darren Sherman, Director

Mr. Sherman has been a director of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, since 2011 and has served on our Board since December 2016. Since May 2018, Mr. Sherman has been President, Chief Operations Officer and a member of the Board of Orchestra BioMed, Inc., a biomedical innovation company focused on bringing high impact procedure based therapeutic innovations to life through risk reward sharing partnerships. Mr. Sherman has over 24 years of management and entrepreneurial experience in the medical technology industry spanning interventional cardiology, cardiac electrophysiology, sudden cardiac death, stroke, surgery, GI, and neurovascular therapies. From 2009 until December 2019, Mr. Sherman served as Managing Partner of Orchestra Medical Ventures, LLC, an investment firm that employed a strategy to create, build and invest in medical technology companies intended to generate substantial clinical value. Mr. Sherman has also served as Chief Technical Officer of Accelerated Technologies, Inc. (ATI), a medical device accelerator company managed by Orchestra Medical Ventures, LLC, from 2008 to 2019, and now a wholly owned subsidiary of Orchestra BioMed, Inc. From 2009 until March 2018, Mr. Sherman served as Chief Executive Officer and a director of Caliber Therapeutics, Inc., from 2012 until March 2019 served as Chief Executive Officer and a director of FreeHold Surgical, Inc., and from 2009 until March 2019 he served as a director of BackBeat Medical, Inc., each of which entities are now wholly owned subsidiary of Orchestra BioMed, Inc. From 2009 until 2016, he served on the board of directors of Vivasure Medical Limited, a medical device company based in Galway, Ireland. Prior to joining Orchestra Medical Ventures, LLC, from February 2002 until March 2008, Mr. Sherman held various positions in executive management for Cordis Neurovascular (CNV), a Johnson & Johnson company, including Executive Director R&D and Director of Strategic Marketing for stroke products. From January 1997 until February 2002, Mr. Sherman played an integral role in the formation and development of Revivant Corp (acquired by Zoll Medical Corporation) while working at Fogarty Engineering. He was Revivant Corp’s first employee and managed the design, development, and testing of the AutoPulse device from concept through market introduction. From January 1995 until January 1997, Mr. Sherman held positions in research and development for Cardiac Pathways Corp., prior to its acquisition by Boston Scientific. Prior to Cardiac Pathways Corp., he worked at Baxter Healthcare. In each of these companies, he participated in the creation, development and launch of products. Mr. Sherman has authored more than seventy-five U.S. patents and has over ninety additional published applications. He earned a BS degree in Bioengineering from the University of California, San Diego. Mr. Sherman was selected as a director due to his history as a director of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, and his leadership experience at other companies, including medical technology companies.

Samuel R. Nussbaum, M.D., Director

Dr. Nussbaum has served on our Board since December 2016. During 2016 Dr. Nussbaum began serving as a Strategic Consultant for EBG Advisors, the consulting arm for Epstein Becker and Green, where he advises life science companies, health care systems and provider organizations. Dr. Nussbaum also serves as a Senior Advisor to Sandbox Industries, a venture fund, Global Healthcare Private Capital, and Ontario Teachers Pension Plan. He is a member of the board of directors of Coherus Biosciences (NASDAQ:CHRS), a leading biosimilar company that develops and commercializes high-quality therapeutics for major regulated markets, PhyMed Healthcare Group, a physician led and owned leader of anesthesia and pain management services, Progenity, Inc. (NASDAQ: PROG), a biotechnology and molecular diagnostics company focused on women’s health, Atrio Health Plans, Oregon-based Medicare Advantage Health Plans and the Able Channel, a streaming digital health platform. From 2000 until 2016, Dr. Nussbaum served as Executive Vice President, Clinical Health Policy, and Chief Medical Officer of Anthem, Inc. (NYSE: ANTM), where he was responsible for annual health care expenditures through business units focused on care management, health improvement, and provider network contracting. Prior to joining Anthem, Dr. Nussbaum served as executive vice president, Medical Affairs and System Integration of BJC Health Care, where he led integrated clinical services and community health, served as President of its medical group and chairman of its commercial (HealthPartners of the Midwest) and Medicaid (CarePartners) health plans. He currently serves as Chair of the board of directors for the Innovation and Value Initiative (IVI), a nonprofit dedicated to advancing the science and improving the practice of value assessment in healthcare, and serves on the Board of Directors of The Network for Excellence in Health Innovation (NEHI), a national non-profit, nonpartisan organization focused on advancing innovations that improve health, enhance the quality of health care, and achieve greater value for the money spent. Dr. Nussbaum has also served on the board of directors of National Quality Forum, America’s Health Insurance Plans (AHIP), Regenstrief Institute, National Committee for Quality Health Care, the OASIS Institute, VHA Foundation, BioCrossroads (an Indiana-based public-private collaboration that advances and invests in the life sciences), America’s Agenda, Barnes-Jewish West County Hospital, and the United Way of Greater St. Louis. Dr. Nussbaum is a Professor of Clinical Medicine at Washington University School of Medicine, as an adjunct professor at the Olin School of Business, Washington University and as Senior Fellow, University of Southern California Schaeffer Center for Health Policy and Economics. Dr. Nussbaum earned his BA from New York University and his MD from Mount Sinai School of Medicine. He trained in internal medicine at Stanford University and Massachusetts General Hospital and in endocrinology at Harvard Medical School and Massachusetts General Hospital. Dr. Nussbaum was selected as a director because of his medical and business experience in the healthcare and life sciences industries.

Shervin J. Korangy, Director

Mr. Korangy has served on our Board since March 2017. Mr. Korangy also serves as the President and Chief Executive Officer of BVI Medical, Inc., a leading global developer, manufacturer and marketer of specialized surgical devices for the ophthalmic marketplace. Prior to his appointment as CEO of BVI, he served as the Chief Financial Officer and Head of Strategy of BVI. From 2012 to 2017, Mr. Korangy served in various country General Management roles for Novartis Group AG (NYSE: NVS), a global healthcare company, where he worked with medical device, pharmaceutical and consumer health product segments. Prior to that, while part of Novartis Group AG from 2010 to 2012, Mr. Korangy was the Global Head of Corporate Finance, where he was responsible for global M&A, strategy, integrations, BD&L and portfolio planning. He served on the Novartis Finance Leadership Team and the Global Deal Committee. From 1996 to 2010, Mr. Korangy worked in the Private Equity and Restructuring Advisory divisions of the Blackstone Group (NYSE: BX), where he most recently was a Managing Director. Mr. Korangy is a current member of the board of directors (and Chairman of the strategy committee and member of the audit committee) of The Hain Celestial Group (NASDAQ: HAIN), a leading organic and natural products company, and a senior advisor to Sight Sciences LLC, a medical device growth stage business. Mr. Korangy has also served on the Advisory Board of the McNulty Center for Leadership and Change Management at The Wharton School of the University of Pennsylvania, since January 2019. Mr. Korangy is a former member of the board of directors of Pelican Rouge, a consumer coffee manufacturer and vending business, Ultra Music, an electronic and dance music record label, Graham Packaging, a manufacturer and distributer of custom plastic containers for consumer product companies, Pinnacle Foods (NYSE: PF), a consumer packaged foods manufacturer and distributor and Bayview Financial, an asset manager and loan servicer. Mr. Korangy received his B.S. degree in economics at the Wharton School of the University of Pennsylvania. Mr. Korangy was selected as a director due to his board experience, his management experience with medical device, pharmaceutical and consumer health products, and his financial and accounting experience.

Gary J. Pruden, Director

Mr. Pruden has served on our Board since December 2017. Prior to joining us, from 1985 until 2017, Mr. Pruden held a number of senior commercial leadership positions across both the medical devices and pharmaceutical sectors of Johnson & Johnson (NYSE: JNJ). In April 2004, he became President of the Johnson & Johnson subsidiary, Janssen-Ortho Inc. in Canada. In January 2006, Mr. Pruden was appointed Worldwide President of Ethicon, Inc., a Johnson & Johnson subsidiary, and in 2009 became the Company Group Chairman of Ethicon, Inc. In 2012, he was named Worldwide Chairman of Johnson & Johnson’s Global Surgery Group and in 2015 he became Worldwide Chairman in the Medical Devices division. In April 2016, Mr. Pruden became a member of the Executive Committee at Johnson & Johnson where his official title was Executive Vice President, Worldwide Chairman, Medical Devices. Mr. Pruden also served in several capacities with the Advanced Medical Technology Association (AdvaMed), a medical device trade association, where he participated in negotiations with the FDA. While at AdvaMed Mr. Pruden served as a member of the board of directors, as chair of the AdvaMed Regulatory Committee, and as a member of the AdvaMed Executive Committee. Mr. Pruden serves as an independent board member for Lantheus Holdings, Inc. (NASDAQ: LNTH) (and serves as a member of its Audit and Compensation committees), OSSIO Inc, (and serves as a member of its Audit committee) and Avisi Technologies Inc. Mr. Pruden received his B.S. degree in finance at Rider University, where he later served on the Board of Trustees from 2011 until 2015. Mr. Pruden was selected as a director due to his global management and regulatory experience with medical device and pharmaceutical products and his financial experience in leading a large business.

Sonja Nelson, Director

Ms. Nelson has served on our Board since June 2021. In March 2021, Ms. Nelson began serving as the Senior Vice President, Finance, of ImmunityBio, Inc. (NASDAQ: IBRX). Ms. Nelson served as the Chief Financial Officer of NantKwest, Inc. from June 2018 to March 2021, at which time NantKwest, Inc. merged with ImmunityBio, Inc. (NASDAQ: IBRX). Ms. Nelson previously served as the Chief Accounting Officer of NantKwest, Inc. from May 2016 to June 2018 and as the VP/Corporate Controller of NantKwest, Inc. from November 2015 to May 2016. Ms. Nelson also served as a director of Inex Bio (a subsidiary of NantKwest, Inc., now merged with ImmunityBio, Inc. (NASDAQ: IBRX)) from October 2017 to June 2021. Prior to joining NantKwest, Inc., Ms. Nelson was Vice President and Corporate Controller at AltheaDx, Inc. from July 2014 through October 2015. Previously, Ms. Nelson was Senior Director and Controller at Cadence Pharmaceuticals, Inc. (acquired by Mallinckrodt plc) from May 2012 through June 2014. Prior to that, Ms. Nelson was Director, General Accounting at Cricket Communications, Inc. (acquired by AT&T, Inc.) from September 2008 through May 2012. Ms. Nelson began her career with KPMG LLP, holds a Bachelor’s degree in business administration with specialization in and taxation and auditing from the University of Applied Sciences in Pforzheim, Germany, and is a Certified Public Accountant. Ms. Nelson was selected as a director due to her management experience with pharmaceutical and consumer health products, and her financial and accounting experience.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of eight directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

Our Board met 10 times in 2020. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. Our last annual meeting of stockholders was held on August 13, 2020. All of our directors serving at the time attended last year’s annual meeting.

Director Independence

Our common stock is listed on The NASDAQ Capital Market. Under the rules of The NASDAQ Capital Market, independent directors must comprise a majority of our Board. In addition, the rules of The NASDAQ Capital Market require that all the members of such committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Compensation committee members must also satisfy the independence criteria established by The NASDAQ Capital Market in accordance with Rule 10C-1 under the Exchange Act. Under the rules of The NASDAQ Capital Market, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Mr. Hochman, Mr. Sherman, Dr. Nussbaum, Mr. Korangy, Mr. Pruden and Ms. Nelson do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of The NASDAQ Capital Market and the SEC.

In making this determination, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence. We intend to comply with the other independence requirements for committees within the time periods specified above.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee.    Our Audit Committee consists of Ms. Nelson (appointed as a committee member effective June 22, 2021), Mr. Pruden and Mr. Sherman, with Ms. Nelson serving as the Chair of the Audit Committee. Mr. Korangy served as Chairman and a member of the Audit Committee until June 22, 2021. The Audit Committee met 10 times in 2020. Our Board has determined that the directors currently serving on our Audit Committee are independent within the meaning of the NASDAQ Marketplace Rules and Rule 10A-3 under the Exchange Act. Mr. Korangy, during his period of service as Chairman and a member of the Audit Committee in 2020, was also determined by our Board to be independent within the meaning of the NASDAQ Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Ms. Nelson qualifies as an audit committee financial expert within the meaning of SEC regulations and The NASDAQ Marketplace Rules. Mr. Korangy, during his period of service as Chairman and a member of the Audit Committee in 2020, also qualified as an audit committee financial expert within the meaning of SEC regulations and The NASDAQ Marketplace Rules.

The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to our Board any substantive issues found during the audit. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties. Our Board has adopted a written charter for the Audit Committee. A copy of the charter is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com.

Compensation Committee.    Our Compensation Committee consists of Mr. Hochman, Mr. Pruden and Dr. Nussbaum, with Mr. Hochman serving as the Chairman of the Compensation Committee. The Compensation Committee met 3 times in 2020. Our Board has determined that the three directors currently serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee provides advice and makes recommendations to our Board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our President, Chief Executive Officer, and other officers and makes recommendations in that regard to our Board as a whole.

The Compensation Committee has directly engaged a compensation consultant, F.W. Cook & Co., to provide advice and recommendations on the structure, amount and form of executive and director compensation and the competitiveness thereof. At the request of the Compensation Committee, the compensation consultant provided, among other things, comparative data from selected peer companies. The compensation consultant reports directly to the Compensation Committee. The Compensation Committee’s decision to hire the compensation consultant was not made or recommended by Company management. The compensation consultant has not performed any work for the Company except with respect to the work that it has done directly for the Compensation Committee.

F.W. Cook & Co. also provides compensation consulting services to Orchestra BioMed, Inc., a former greater than 5% holder of our common stock and entity in which David Hochman, the Chairman of our Board and of the Compensation Committee, serves as a director and as chief executive officer. Our Compensation Committee has considered this business relationship in connection with its continued engagement of F.W. Cook & Co.

Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com.

Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists of Mr. Sherman, Mr. Hochman and Dr. Nussbaum, with Mr. Sherman serving as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met 2 times in 2020. The Nominating and Corporate Governance Committee nominates individuals to be elected to the Board by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the NASDAQ listing standards. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

•        the name and address of record of the security holder;

•        a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•        the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•        a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•        a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•        the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

The positions of our chairman of the Board and chief executive officer are separated. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Although our bylaws do not require our chairman and chief executive officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other reports filed with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board will satisfy this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL 33301, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A copy of the code is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors Liability and Indemnification

The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of the Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, the best interests of the Company.

We have director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. Our certificate of incorporation and bylaws also provide that we will indemnify our directors and officers who, by reason of the fact that he or she is one of our officers or directors, is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative related to their board role with us.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Timothy P. Moran	49	Chief Executive Officer, Director	2018
Mark Pomeranz	60	President, Chief Operating Officer and Director	2018
Andrew Taylor	50	Chief Financial Officer	2017

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Management

Timothy P. Moran, Chief Executive Officer and Director

See description under “Proposal 1”.

Mark Pomeranz, President, Chief Operating Officer and Director

See description under “Proposal 1”.

Andrew Taylor, Chief Financial Officer

Mr. Taylor has served as our Chief Financial Officer since August 2017. Prior to joining us, Mr. Taylor served as the CFO and President of Angel Medical Systems from 2007 until 2017 and has served on the board of directors of Angel Medical Systems, Inc. since 2017. Angel Medical Systems is a medical device company that develops and manufactures ischemia monitoring and alerting systems. While at Angel Medical Systems, Mr. Taylor supervised the operations of more than fifty (50) employees in the United States and Brazil, while also overseeing the financial planning and analysis activities, capital raise and licensing efforts, and implementation of capital and operating budgets. From 2005 to 2007, Mr. Taylor was a Practice Leader for AC Lordi Consulting (now part of BDO USA, LLP), where he oversaw staff providing CFO and Controller consulting services. Prior to that, Mr. Taylor was the CFO of Safe3w, Inc. from 2001 to 2005 until its acquisition by iPass, Inc., where he led all accounting and finance functions as well as the fundraising efforts, and negotiated the sale of the company. From 1999 to 2001, Mr. Taylor served as the Vice President of Finance and Administration of Abridge, Inc., where he developed and managed processes for budgeting, forecasting and cash management. Prior to that, Mr. Taylor was a Senior Finance Associate at Delta Air Lines (NYSE: DAL), from 1998 to 1999. Mr. Taylor earned a B.A. in Political Science and Economics at McGill University and his MBA in Finance at Northeastern University, and is a CFA Program Level II Candidate.

On December 31, 2018, Angel Medical Systems, Inc. filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On February 11, 2019, the conditions of the Chapter 11 Plan of Reorganization (the “Bankruptcy Plan”) for Angel Medical Systems, Inc. were confirmed by the Bankruptcy Court. On March 29, 2019, the Bankruptcy Plan became effective and Angel Medical Systems, Inc. emerged from its Chapter 11 reorganization as a private company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation awarded to or earned by our principal executive officer during the fiscal year ended December 31, 2020, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2020, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2019. The persons listed in the following table are referred to herein as the “named executive officers”. We had no other executive officers in 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Timothy P. Moran(3)	2020	475,000	262,200	224,035	408,685	558,930	(6)	1,928,850
Chief Executive Officer	2019	475,000	213,750	41,679	79,171	849,756	(7)	1,659,356
Mark Pomeranz(4)	2020	385,000	174,213	87,126	160,766	18,015	(8)	825,120
President and Chief Operating Officer	2019	385,000	153,038	185,242	351,632	16,236	(8)	1,091,148
Andrew Taylor(5)	2020	310,000	112,220	99,572	178,695	25,596	(9)	726,083
Chief Financial Officer	2019	307,500	92,768	101,883	193,980	23,099	(9)	719,230

____________

(1)      Amounts reflect the grant date fair value of option awards granted in 2020 and 2019 in accordance with Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 11 to our Consolidated Financial Statements and the discussion under “Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operation” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These amounts do not correspond to the actual value that may be received by the named executive officers if the stock options are exercised.

(2)      Amounts reflects the grant date fair value of stock awards granted in 2020 and 2019 computed in accordance with Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)      Timothy P. Moran began serving as our Chief Executive Officer on October 1, 2018.

(4)      Mark Pomeranz began serving as our President and Chief Operating Officer on September 24, 2018. Mark Pomeranz served as our Chief Executive Officer from December 2016 through September 23, 2018.

(5)      Andrew Taylor began serving as our Chief Financial Officer on August 16, 2017.

(6)      $533,333 reflects Employment Buy-Out Payments (as defined below), the remainder relates to corporate and health benefits.

(7)      $826,667 reflects Employment Buy-Out Payments (as defined below), the remainder relates to corporate and health benefits.

(8)      Amounts relate to corporate and health benefits.

(9)      Amounts relate to corporate and health benefits.

Employment Agreements with Our Named Executive Officers

We entered into an employment agreement with Mr. Moran, which became effective on October 1, 2018, on an at-will basis, which contains non-disclosure and invention assignment provisions. Under the terms of Mr. Moran’s employment agreement, he holds the position of Chief Executive Officer and receives a base salary of $475,000 annually (the “Base Salary”). In addition, Mr. Moran is eligible to receive an annual bonus payment (the “Performance Bonus”) in an amount equal to up to sixty percent (60%) of his then-Base Salary (the “Bonus Target”) if our Board determines that he has met the target objectives communicated to him. For the first twelve months of his employment (the period from October 1, 2018 through October 1, 2019), the payout range for the Performance Bonus is between fifty percent (50%) and two hundred percent (200%) of the Bonus Target if our Board determines the objectives have been achieved. Thereafter, subsequent payout parameters will be determined by our Board based upon parameters set by our Board and Mr. Moran for an overall executive bonus program using market data and analysis input from a third-party expert compensation firm.

In connection with his employment agreement, Mr. Moran was granted (i) an option, granted on November 8, 2018 to purchase 495,000 shares (the “Initial Option Grant”) of our Common Stock pursuant to the our 2016 Equity

Incentive Plan (the “Plan”), at an exercise price equal to $3.78 per share and (ii) a restricted stock unit award, granted on February 13, 2019, for 165,000 shares of Common Stock pursuant to the Plan (the “Initial Restricted Stock Unit Award”). The Initial Option Grant vests in substantially equal quarterly installments over three years commencing from October 1, 2018, subject to Mr. Moran’s continued employment by us. The Initial Restricted Stock Unit Award vests in substantially equal quarterly installments over four years commencing from October 1, 2018, subject to Mr. Moran’s continued employment by us. The stock option grant agreement and restricted stock unit award agreements include terms and conditions set forth in our standard forms of such agreements under the Plan. In addition, pursuant to the terms of his employment agreement, Mr. Moran is eligible to receive, from time to time, equity awards under the Plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Moran is also eligible to participate in any executive benefit plan or program we adopt. Further, Mr. Moran received employment buy-out payments (the “Employment Buy-Out Payments”) in the amount of $400,000 each on March 1, 2019, November 1, 2019, March 1, 2020 and November 1, 2020.

In the event of death, termination due to disability, termination by us for cause or by Mr. Moran without good reason, Mr. Moran will be entitled to: (i) the amount of his earned, but unpaid salary, prior to the effective date of termination; (ii) reimbursement for any expenses incurred through the effective date of termination; and (iii) any vested amount or benefit as of the effective date of termination. In addition, in the event of death or termination due to disability Mr. Moran will be entitled to the Employment Buy-Out Payments in accordance with the schedule described above. In the event of termination by us without cause or by Mr. Moran for good reason, Mr. Moran will be entitled to receive: (i) the amount of his earned, but unpaid salary, prior to the effective date of termination; (ii) reimbursement for any expenses incurred through the effective date of termination; (iii) any vested amount or benefit as of the effective date of termination; (iv) other than in the event of a termination within twelve months of a change in control, payment as severance twelve months of his Base Salary, or if Mr. Moran is terminated within twelve months of a change in control, payment as severance eighteen months of his Base Salary; (v) other than in the event of a termination within twelve months of a change in control, payment of our portion of the cost of COBRA coverage for twelve months, or if Mr. Moran is terminated within twelve months of a change in control, payment of our portion of the cost of COBRA coverage for eighteen months; (vi) any unpaid portion of the Employment Buy-Out Payments in accordance with the schedule described above; (vii) any earned but unpaid Performance Bonus that relates to the calendar year prior to the calendar year in which termination occurs; and (viii) other than in the event of a termination within twelve months of a change in control, accelerated vesting of any options that otherwise would have vested within twelve months of the termination date, or if Mr. Moran is terminated within twelve months of a change in control, accelerated vesting of all outstanding options.

On September 24, 2018, we entered into an amended and restated employment agreement with Mark Pomeranz, pursuant to which Mr. Pomeranz transitioned from his previous role as President and Chief Executive Officer, into the role of President and Chief Operating Officer as of October 1, 2018.

The amended and restated employment agreement with Mr. Pomeranz became effective on September 24, 2018, provides for employment on an at-will basis, and contains non-disclosure and invention assignment provisions. Under the terms of the amended and restated employment agreement, Mr. Pomeranz holds the position of President and Chief Operating Officer, and receives a base salary of $385,000 annually (the “Pomeranz Base Salary”). In addition, Mr. Pomeranz is eligible to receive (i) for the calendar year ending December 31, 2018, a bonus payment in an amount equal to up to thirty one and one quarter percent (31.25%) (the “2018 Bonus Target”) of his then base salary (the “2018 Bonus”) if our Board determines that he has met the target objectives communicated to him, with a payout range for the 2018 Bonus of between fifty percent (50%) and two hundred percent (200%) of the 2018 Bonus Target, and (ii) effective January 1, 2019 and thereafter an annual bonus payment (the “Pomeranz Performance Bonus”) in an amount equal to up to fifty percent (50%) of the Pomeranz Base Salary if our Board determines that he has met the target objectives communicated to him. Payout parameters for the Pomeranz Performance Bonus will be determined by our Board based upon parameters set by our Board and CEO for an overall executive bonus program using market data and analysis input from a third-party expert compensation firm. In May 2017, pursuant to his original employment agreement, Mr. Pomeranz received a grant of options to purchase up to 511,113 shares of our Common Stock pursuant to our Equity Incentive Plan with an exercise price of $5.00 per share, of which fifty-three percent (53%) were fully vested when issued, forty percent (40%) vest in a series of twelve (12) successive equal quarterly installments upon the completion of each successive calendar quarter of active service over the three (3) year period measured from the date of grant, as was determined by the Compensation Committee of our Board, and seven percent (7%) will not become fully vested until December 22, 2019. This option was repriced to $4.50 per share in September 2017. Pursuant to the terms of the amended and restated employment agreement, Mr. Pomeranz is also eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Pomeranz is also eligible to participate in any executive benefit plan or program we adopt.

In the event of termination for cause, or if Mr. Pomeranz terminates voluntarily, Mr. Pomeranz is entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; and, (iii) reimbursement of business expenses. In the event of death, termination due to disability, termination without cause, or if Mr. Pomeranz terminates for good reason, Mr. Pomeranz will be entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; (iii) reimbursement of business expenses; (iv) payment as severance twelve months of his base salary; (v) payment of the Company’s portion of the cost of COBRA coverage for twelve months; (vi) any earned but unpaid 2018 Bonus or Pomeranz Performance Bonus that relates to the calendar year prior to the calendar year in which termination occurs; and (vii) other than in the event of a termination within twelve months of a change in control, 25% of any unvested options will vest upon termination, or if Mr. Pomeranz is terminated within twelve months of a change in control, accelerated vesting of all outstanding options.

On March 26, 2019, we entered into an amended and restated employment agreement with Andrew Taylor, our Chief Financial Officer.

The amended and restated employment agreement with Mr. Taylor became effective on March 26, 2019, as subsequently amended on March 15, 2021, provides for employment on an at-will basis, and contains non-disclosure and invention assignment provisions. Under the terms of the amended and restated employment agreement, Mr. Taylor holds the position of Chief Financial Officer, and receives a base salary of $310,000 annually (the “Taylor Base Salary”). In addition, Mr. Taylor is eligible to receive, for any bonus period subsequent to December 31, 2019, an annual bonus payment (the “Taylor Performance Bonus”) in an amount equal to up to forty percent (40%) of the Taylor Base Salary if our Board determines that he has met the target objectives communicated to him. Payout parameters for the Taylor Performance Bonus will be determined by our Board based upon parameters set by our Board and CEO for an overall executive bonus program using market data and analysis input from a third-party expert compensation firm. In September 2017, pursuant to his original employment agreement, Mr. Taylor received a grant of options to purchase up to 240,000 shares of our Common Stock pursuant to our Equity Incentive Plan with an exercise price of $4.50 per share, which vests in a series of twelve (12) successive equal quarterly installments upon the completion of each successive calendar quarter of active service over the three (3) year period measured from the date of grant, as determined by the Compensation Committee of our Board. Pursuant to the terms of the amended and restated employment agreement, Mr. Taylor is also eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Taylor is also eligible to participate in any executive benefit plan or program we adopt.

In the event of termination for cause, or if Mr. Taylor terminates voluntarily, Mr. Taylor is entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; and, (iii) reimbursement of business expenses. In the event of death, termination due to disability, termination without cause, or if Mr. Taylor terminates for good reason, Mr. Taylor will be entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; (iii) reimbursement of business expenses; (iv) payment as severance twelve months of his base salary; (v) payment of the Company’s portion of the cost of COBRA coverage for twelve months; (vi) any earned but unpaid Taylor Performance Bonus that relates to the calendar year prior to the calendar year in which termination occurs; and (vii) other than in the event of a termination within twelve months of a change in control, 25% of any unvested options will vest upon termination, or if Mr. Taylor is terminated within twelve months of a change in control, accelerated vesting of all outstanding equity awards.

The employment agreements with Israeli employees of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, contain standard provisions for a company in our industry regarding non-competition, confidentiality of information and assignment of inventions. The enforceability of covenants not to compete in Israel is subject to limitations. For example, Israeli courts have required employers seeking to enforce non-compete undertakings of a former employee to demonstrate that the competitive activities of the former employee will harm one of a limited number of material interests of the employer which have been recognized by the courts, such as the secrecy of a company’s confidential commercial information or its intellectual property.

Outstanding Equity Awards at Fiscal Year End — 2020

The following table summarizes, for each of the named executive officers, the number of shares of common stock underlying outstanding stock options held as of December 31, 2020.

Name	Option Awards				Option Expiration Date	Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)			Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)
	Exercisable	Un-exercisable
Timothy P. Moran	330,000	165,000	3.78	(1)	November 8, 2028	165,714	(11)	157,428
(CEO)	16,884	12,060	4.32	(2)	February 13, 2029
	15,125	88,595	2.16	(3)	February 6, 2030
	—	200,000	1.17	(4)	June 11, 2030
	—	190,000	0.74	(5)	November 11, 2030
Mark Pomeranz	67,238	—	2.38	(6)	April 2, 2024	54,373	(12)	51,654
(COO)	511,113	—	4.50	(7)	May 3, 2027
	75,040	53,601	4.32	(8)	February 13, 2029
	10,083	30,253	2.16	(3)	February 6, 2030
	—	80,000	1.17	(4)	June 11, 2030
	—	75,000	0.74	(5)	November 11, 2030
Andrew Taylor	240,000	—	4.50	(9)	September 29, 2027	47,840	(12)	45,448
(CFO)	41,272	29,481	4.32	(10)	February 13, 2029
	11,526	34,572	2.16	(3)	February 6, 2030
	—	90,000	1.17	(4)	June 11, 2030
	—	78,000	0.74	(5)	November 11, 2030

____________

(1)      Represents options to purchase shares of our Common Stock granted on November 8, 2018 with an exercise price of $3.78 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on October 1, 2018 and continuing on the first day of each third month thereafter.

(2)      Represents options to purchase shares of our Common Stock granted on February 13, 2019 with an exercise price of $4.32 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2019 and continuing on the first day of each third month thereafter.

(3)      Represents options to purchase shares of our Common Stock granted on February 6, 2020 with an exercise price of $2.16 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2020 and continuing on the first day of each third month thereafter.

(4)      Represents options to purchase shares of our Common Stock granted on June 11, 2020 with an exercise price of $1.17 per share. The shares underlying the option vest on the first anniversary of the date of grant.

(5)      Represents options to purchase shares of our Common Stock granted on November 11, 2020 with an exercise price of $0.74 per share. The shares underlying the option vest on the first anniversary of the date of grant.

(6)      Represents options to purchase shares of our Common Stock granted on April 2, 2014, under the Motus GI Medical Technologies LTD Employee Share Option Plan that were outstanding as of the Share Exchange Transaction, which were assumed by the 2016 Equity Incentive Plan (the “2016 Plan”) and continue in effect in accordance with their terms, on an adjusted basis to reflect the Share Exchange Transaction. 61% of the option was vested as of December 31, 2017, with the remaining 39% of the option vesting in full in November 2018.

(7)      Represents options to purchase shares of our Common Stock granted on May 4, 2017, with an exercise price of $5.00 per share. Fifty-three percent (53%) of the option vested immediately upon grant, forty percent (40%) of the option vests in a series of twelve (12) successive equal quarterly installments commencing on May 4, 2017 and continuing on the first day of each third month thereafter, and the remaining seven percent (7%) of the option vests on December 22, 2019. This option was repriced to $4.50 per share in September 2017.

(8)      Represents options to purchase shares of our Common Stock granted on February 13, 2019 with an exercise price of $4.32 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2019 and continuing on the first day of each third month thereafter.

(9)      Represents options to purchase shares of our Common Stock granted on September 29, 2017, with an exercise price of $4.50 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on December 1, 2017 and continuing on the first day of each third month thereafter.

(10)    Represents options to purchase shares of our Common Stock granted on February 13, 2019 with an exercise price of $4.32 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2019 and continuing on the first day of each third month thereafter.

(11)    Represents RSUs granted on October 1, 2018, February 13, 2019, and February 6, 2020. The shares underlying the RSUs granted on October 1, 2018 and February 13, 2019 vest in a series of sixteen (16) successive equal quarterly installments commencing on January 1, 2019 and May 1, 2019 and continuing on the first day of each third month thereafter. The shares underlying the RSUs granted on February 6, 2020 vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2020 and continuing on the first day of each third month thereafter.

(12)    Represents RSUs granted on February 13, 2019 and February 6, 2020. The shares underlying the RSUs granted on February 13, 2019 vest in a series of sixteen (16) successive equal quarterly installments commencing on May 1, 2019 and continuing on the first day of each third month thereafter. The shares underlying the RSUs granted on February 6, 2020 vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2020 and continuing on the first day of each third month thereafter.

Director Compensation

Director Compensation Table — 2020

The following table sets forth information concerning the compensation paid to certain of our non-employee directors during 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(7)	Option Awards ($)(1)	Total ($)
David Hochman(2)	18,250	96,076	29,240	143,566
Darren Sherman(3)	9,875	56,626	18,275	84,776
Samuel Nussbaum(4)	9,000	54,002	18,275	81,277
Shervin Korangy(5)	9,000	54,002	18,275	81,277
Gary Pruden(6)	9,625	58,876	18,275	86,776

____________

(1)      Amounts reflect the aggregate grant date fair value of each stock option granted in 2020 in accordance with the Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 11 to our Consolidated Financial Statements and the discussion under “Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operation” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These amounts do not correspond to the actual value that may be received by the directors if the stock options are exercised.

(2)      The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2020 held by Mr. Hochman was 235,000.

(3)      The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2020 held by Mr. Sherman was 137,500.

(4)      The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2020 held by Dr. Nussbaum was 87,500.

(5)      The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2020 held by Mr. Korangy was 102,500.

(6)      The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2019 held by Mr. Pruden was 87,500.

(7)      Represents the value of Common stock issued to the board in lieu of cash compensation in 2020 and the FV of RSU’s issued in 2020.

Non-Employee Director Compensation Policy

Our Board approved a non-employee director compensation policy for our non-employee directors, effective February 2021. This policy provides for the following cash compensation (the “Director Fees”):

•        each non-employee director is entitled to receive a quarterly fee from us of $6,500;

•        the chairman of our board of directors will receive a quarterly fee of $9,000 through December 31, 2020, and a quarterly fee from us of $6,450 thereafter;

•        the chair of the Audit Committee will receive a quarterly fee from us of $2,500;

•        each chair of any other board of director committee will receive a quarterly fee from us of $1,500;

•        each non-employee director sitting on more than two Board committees will receive an additional quarterly fee of $750; and

•        each non-chairperson member of the audit committee, the compensation committee and the nominating and corporate governance committee will receive annual fees from us of $7,500, $5,000 and $5,000, respectively.

Each non-employee director is also eligible to receive an annual option grant in an amount to be determined annually by our Compensation Committee in consultation with an independent compensation consultant, to purchase shares of our common stock under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, which shall vest in two equal annual installments, beginning on the first anniversary of the date of grant, and ending on the second anniversary of the date of grant.

All fees under the director compensation policy will be paid on a quarterly basis in arrears and no per meeting fees will be paid. Effective May 2020, our Board approved a temporary modification to the non-employee director compensation policy to permit payment of the Fees in grants of our common stock, in lieu of cash compensation, for the quarters ending June 30, 2020, September 30, 2020 and December 31, 2020. Effective February 2021, our Board approved a temporary modification to the non-employee director compensation policy to permit payment of all of the Director Fees for 2021 in a single grant of our common stock, in lieu of cash compensation, for the quarters ending March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 (the “2021 Fee Grant”). The 2021 Fee Grant was made to each non-employee director on February 17, 2021. A pro-rated portion of the 2021 Fee Grant was made to Ms. Nelson on June 22, 2021, upon joining the Board. We will also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of director and committee meetings.

Equity Compensation Plan Information

2016 Equity Incentive Plan

On December 14, 2016, our Board adopted our Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), subject to stockholder approval, which was received on December 20, 2016.

The general purpose of the 2016 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2016 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2020.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)(4)
Equity compensation plans approved by security holders(1)	5,367,044	(2)	$3.00	(3)	387
Equity compensation plans not approved by security holders	—		$—		—
Total	5,367,044		$3.00		387

____________

(1)      The amounts shown in this row include securities under the 2016 Plan.

(2)      Includes 5,029,119 shares of common stock issuable upon exercise of outstanding options and 337,925 shares of common stock issuable pursuant to outstanding restricted stock units

(3)      The weighted average exercise price does not take into account the shares issuable pursuant to outstanding restricted stock units, which have no exercise price.

(4)      In accordance with the “evergreen” provision in our 2016 Plan, an additional 1,936,339 shares were automatically made available for issuance on the first day of 2021, which represents 6% of the number of shares outstanding on December 31, 2020; these shares are excluded from this calculation.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Motus GI Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2020 as follows:

1.      The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2020.

2.      The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.      The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Audit Committee of Motus GI Holdings, Inc.

Shervin Korangy, Chairman through June 22, 2021

Gary Pruden

Darren Sherman

____________

*        The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of June 15, 2021 by:

•        each of our stockholders who is known by us to beneficially own 5% or more of our common stock;

•        each of our named executive officers;

•        each of our directors; and

•        all of our directors and current officers as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of, June 15, 2021 are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Unless indicated below, the address of each individual listed below is c/o Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 48,169,898 shares of common stock issued and outstanding as of June 15, 2021 plus any shares issuable upon exercise of options or warrants that are exercisable on or within 60 days after June 15, 2021 held by such person or entity.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Officers and Directors
Timothy P. Moran(1)	979,782	2.00%
Mark Pomeranz(2)	866,991	1.77%
David Hochman(3)	470,847	* %
Darren Sherman(4)	199,381	* %
Samuel Nussbaum(5)	142,689	*
Shervin Korangy(6)	167,689	*
Andrew Taylor(7)	473,801	*
Gary Pruden(8)	201,553	*
Sonja Nelson(9)	0	*
Directors and Officers as a Group (9 persons)	3,502,733	6.86%
5% Stockholders
Perceptive Life Sciences Master Fund Ltd.(10)	2,906,597	6.00%
Larry N. Feinberg(11)	3,806,666	7.90%

____________

*        Less than 1%

1.       Includes 731,620 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2021. Does not include 427,044 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Includes 194,829 shares of our Common Stock pursuant to restricted stock unit awards which have vested as of June 15, 2021, or which will be vested within sixty days of June 15, 2021. Does not include 224,539 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021.

2.       Includes 796,550 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2021. Does not include 170,778 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Includes 57,800 shares of our Common Stock pursuant to restricted stock unit awards which have vested as of June 15, 2021, or which will be vested within sixty days of June 15, 2021. Does not include 90,416 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021.

3.       Includes (i) 16,572 shares of our Common Stock held by NSH 2008 Family Trust, a family trust of which Mr. Hochman is a co-trustee and beneficiary and (ii) 110,000 shares of our Common Stock held by DPH 2008 Trust, a trust of which Mr. Hochman is a co-trustee and beneficiary. Includes 225,000 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2021. Does not include 550,000 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Does not include 50,000 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021. Includes (i) 904 shares of our Common Stock issuable upon the exercise of warrants, held directly by Mr. Hochman, that are exercisable within sixty days of June 15, 2021 and (ii) 3,785 shares of our Common Stock issuable upon the exercise of warrants, held by NSH 2008 Family Trust, a family trust of which Mr. Hochman is a co-trustee and beneficiary, that are exercisable within sixty days of June 15, 2021.

4.       Includes 131,250 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021. Includes 300 shares of our Common Stock issuable upon the exercise of warrants, held directly by Mr. Sherman, that are exercisable within sixty days of June 15, 2021.

5.       Includes 81,250 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021.

6.       Includes 96,250 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021.

7.       Includes 422,012 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 30, 2021. Does not include 162,839 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Does not include 47,789 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021.

8.       Includes 81,250 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2021. Does not include 36,250 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2021.

9.       Does not include 18,209 shares of our Common Stock acquired on June 22, 2021. Does not include 50,000 shares of our Common Stock issuable upon the exercise of stock options awarded on June 22, 2021, that are not exercisable within sixty days of June 15, 2021.

10.     Based on the information provided in the Schedule 13G/A filed with the SEC on January 27, 2021 by Mr. Joseph Edelman with respect to himself, Perceptive Life Sciences Master Fund Ltd. and Perceptive Advisors LLC (Mr. Edelman, together with Perceptive Life Sciences Master Fund Ltd. and Perceptive Advisors LLC, the “Perceptive Reporting Persons”). Includes 246,055 shares of our Common Stock issuable upon exercise of warrants that are exercisable within sixty days of June 15, 2021, held by Perceptive Life Sciences Master Fund Ltd. Perceptive Life Sciences Master Fund Ltd., Perceptive Advisors LLC and Mr. Edelman have shared voting and dispositive power with respect to the shares of our Common Stock held by Perceptive Life Sciences Master Fund Ltd. Perceptive Advisors LLC serves as the investment manager to Perceptive Life Sciences Master Fund Ltd. and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund Ltd. Mr. Edelman is the managing member of Perceptive Advisors LLC and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund Ltd. The principal address for the Perceptive Reporting Persons is 51 Astor Place, 10th Floor New York, NY 10003

11.     Based on the information provided in the Schedule 13G/A filed with the SEC on February 16, 2021 by Larry N. Feinberg with respect to himself, Oracle Partners, LP (“Partners”) which holds 2,711,402 shares of our Common Stock, Oracle Institutional Partners, LP (“Institutional Partners”) which holds 379,566 shares of our Common Stock, Oracle Ten Fund, LP (“Ten Fund” which holds 550,698 shares of our Common Stock, and, together with Partners and Institutional Partners, the “Oracle Partnerships”), Oracle Investment Management, Inc. Employees’ Retirement Plan (the “Retirement Plan”) which holds 135,000 shares of our Common Stock, The Feinberg Family Foundation (the “Foundation”) which holds 30,000 shares of our Common Stock, Oracle Associates, LLC (“Oracle Associates”), which serves as the general partner of the Oracle Partnerships, and may be deemed to indirectly own, by virtue of the foregoing relationship, the Shares directly owned by the Oracle Partnerships, Oracle Investment Management, Inc. (the “Investment Manager”), which serves as the investment manager of the Oracle Partnerships and the plan administrator to the Retirement Plan, and may be deemed to indirectly own the Shares directly owned by the Oracle Partnerships and the Retirement Plan. Mr. Larry N. Feinberg (“Mr. Feinberg”), serves as the managing member of Oracle Associates and as the sole shareholder, director and president of the Investment Manager, and the trustee of the Foundation and may be deemed to indirectly own, by virtue of the foregoing relationships, the Shares directly owned by the Oracle Partnerships, the Retirement Plan and the Foundation (collectively, the “Oracle Reporting Persons”). The principal address for the Oracle Reporting Persons is Oracle Investment Management, Inc. 262 Harbor Drive, 3rd Floor, Stamford, Connecticut 06902.

Transactions with Related Persons

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2019 to which we were a party or will be a party, in which:

•        the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average total assets of the Company at year end for the last two completed fiscal years; and

•        any of our directors, executive officers, promoters or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section entitled “Executive Compensation.”

Ten Percent Warrants — Related Party Participation

Upon the completion of our IPO in February 2018, we issued the Ten Percent Warrants to certain of our former Series A Convertible Preferred Stock holders, pursuant to an amendment to the Registration Rights Agreement and an amendment to the Certificate of Designation, to purchase an aggregate of 1,095,682 shares of our Common Stock, including (i) Ten Percent Warrants to purchase 300 shares of our Common Stock to David Hochman, the Chairman of our board of directors, (ii) Ten Percent Warrants to purchase 300 shares of our Common Stock to Darren Sherman, a member of our board of directors, (iii) Ten Percent Warrants to purchase an aggregate of 220,274 shares of our Common Stock to Ascent Biomedical Ventures II, L.P. and Ascent Biomedical Ventures Synecor, L.P., former beneficial owners of more than five percent of our Common Stock, (iv) Ten Percent Warrants to purchase 106,980 shares of our Common Stock to Orchestra Medical Ventures II, L.P., a former beneficial owner of more than five percent of our Common Stock, (v) Ten Percent Warrants to purchase 115,997 shares of our Common Stock to Orchestra MOTUS Co-Investment Partners, LLC, a former beneficial owner of more than five percent of our Common Stock, (vi) Ten Percent Warrants to purchase 72,386 shares of our Common Stock to Jacobs Investment Company LLC, an investment firm in which Gary Jacobs, a former member of our board of directors, who resigned as a member of our board of directors effective January 6, 2020, serves as Founder and Managing Director, (vii) Ten Percent Warrants to purchase 180,055 shares of our Common Stock to Perceptive Life Sciences Master Fund Ltd., a beneficial owner of more than five percent of our Common Stock, (viii) Ten Percent Warrants to purchase an aggregate of 57,035 shares of our Common Stock to E. Jeffrey Peierls, including the Peierls Trusts and the Peierls Entities, a former beneficial owner of more than five percent of our Common Stock.

Royalty Payment Rights Certificates — Related Party Participation

Simultaneously with the closing of our IPO in February 2018, all 1,581,128 previously outstanding shares of our Series A Convertible Preferred Stock were converted, on a one-to-one basis, into an aggregate of 1,581,128 shares of our Common Stock. In connection with the conversion of the Series A Convertible Preferred Stock we issued Royalty Payment Rights Certificates (the “Royalty Payment Rights Certificates”) to each former holder of our Series A Convertible Preferred Stock, including certain of our directors and executive officers, and certain of our existing stockholders, including stockholders affiliated with certain of our directors including (i) a Royalty Payment Rights Certificate for 0.05% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to David Hochman, the Chairman of our board of directors, (ii) a Royalty Payment Rights Certificate for 0.05% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Darren Sherman, a member of our board of directors, (iii) Royalty Payment Rights Certificate for an aggregate of 10.79% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Ascent Biomedical Ventures II, L.P. and Ascent Biomedical Ventures Synecor, L.P., former beneficial owners of more than five percent of our Common Stock, (iv) a Royalty Payment Rights Certificate for 6.31% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Orchestra Medical Ventures II, L.P., a former beneficial owner of more than five percent of our Common Stock, (v) a Royalty Payment Rights Certificate for 4.11% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Orchestra MOTUS Co-Investment Partners, LLC, a former beneficial owner of more than five percent of our Common Stock, (vi) a Royalty Payment Rights Certificate for 4.00% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Jacobs Investment Company LLC, an investment firm in which Gary Jacobs, a former member of our board of directors, who resigned as a member of our board of directors effective January 6, 2020, serves as Founder and Managing Director, and (vii) a Royalty Payment Rights Certificate for 16.22% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Perceptive Life Sciences Master Fund Ltd., a beneficial owner of more than five percent of our Common Stock. Pursuant to the terms of the Royalty Payment Rights Certificates, if and when we generate sales of the Pure-Vu System, or if we receive any proceeds from the licensing of the Pure-Vu System, then we will pay to the holders of the Royalty Payment Rights Certificates (the “Holders”) the allocation of such royalty payment rights as listed on such Holders Royalty Payment Rights Certificate, a royalty (the “Royalty Amount”) equal to, in the aggregate, in royalty payments in any calendar year for all products:

The Company Commercializes Product Directly	The Rights to Commercialize the Product is Sublicensed by the Company to a third-party
3% of Net Sales*	5% of any Licensing Proceeds**

____________

*        Notwithstanding the foregoing, with respect to Net Sales based Royalty Amounts, (a) no Net Sales based Royalty Amount shall begin to accrue or become payable until we have first generated, in the aggregate, since inception, Net Sales equal to $20 million (the “Initial Net Sales Milestone”), and royalties shall only be computed on, and due with respect to, Net Sales generated in excess of the Initial Net Sales Milestone, and (b) the total Net Sales based Royalty Amount due and payable in any calendar year shall be subject to a cap per calendar year of $30 million. “Net Sales” is defined in the Royalty Payment Rights Certificates.

**      Notwithstanding the foregoing, with respect to Licensing Proceeds based Royalty Amounts, (a) no Licensing Proceeds based Royalty Amount shall begin to accrue or become payable until we have first generated, in the aggregate, since inception, Licensing Proceeds equal to $3.5 million (the “Initial Licensing Proceeds Milestone”), and royalties shall only be computed on, and due with respect to, Licensing Proceeds in excess of the Initial Licensing Proceeds Milestone and (b) the total Licensing Proceeds based Royalty Amount due and payable in any calendar year shall be subject to a cap per calendar year of $30 million. “Licensing Proceeds” is defined in the Royalty Payment Rights Certificates.

The royalty will be payable up to the later of (i) the latest expiration date of our patents issued as of December 22, 2016, or (ii) the latest expiration date of any pending patents as of December 22, 2016 that have since been issued or may be issued in the future (which is currently May 2036). Following the expiration of all such patents, the Holders of the Royalty Payment Rights Certificates will no longer be entitled to any further royalties for any period following the latest to occur of such patent expiration.

Between December 12, 2019 and February 24, 2020, we consented to the transfer of Royalty Payment Rights Certificates representing an aggregate of 53.01% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates from certain of our directors and certain of our existing stockholders, including stockholders affiliated with certain of our directors including (i) David Hochman, the Chairman of our board of directors, (ii) Darren Sherman, a member of our board of directors, (iii) Ascent Biomedical Ventures II, L.P. and Ascent Biomedical Ventures Synecor, L.P., former beneficial owners of more than five percent of our Common Stock, (iv) Orchestra Medical Ventures II, L.P., a former beneficial owner of more than five percent of our Common Stock, (v) Orchestra MOTUS Co-Investment Partners, LLC, a former beneficial owner of more than five percent of our Common Stock, (vi) Perceptive Life Sciences Master Fund Ltd., a beneficial owner of more than five percent of our Common Stock, and (vii) certain other holders of our Royalty Payment Rights Certificates to Orchestra BioMed, Inc., formerly a greater than 5% holder of our Common Stock and entity in which David Hochman, the Chairman of our board of directors, serves as the Chairman of the board of directors and as chief executive officer, and Darren Sherman, a member of our board of directors, serves as a director and as president and chief operating officer, pursuant to a private transaction between such parties.

Participation in July 2019 Offering

Certain of our directors and executive officers, and certain of our stockholders who hold greater than 5% of our Common Stock, including stockholders affiliated with certain of our directors, purchased an aggregate of 2,022,665 shares of our Common Stock in our July 2019 Offering, completed July 2019, at the public offering price of $3.00 per share, including (i) Perceptive Life Sciences Master Fund Ltd., a greater than 5% stockholder, which purchased 1,000,000 shares, (ii) the Oracle Reporting Persons, greater than 5% holders of our Common Stock, which purchased an aggregate 991,666 shares, (iii) DPH 2008 Trust, an trust in which David Hochman, the Chairman of our board of directors, serves as co-trustee and of which he is a beneficiary, which purchased 10,000 shares, (iv) Gary Pruden, a member of our board of directors, who purchased 8,333 shares, (v) Jacobs

Investment Company LLC, an investment firm in which Gary Jacobs, a former member of our board of directors, who resigned as a member of our board of directors effective January 6, 2020, serves as Founder and Managing Director, which purchased 8,333 shares, (vi) Timothy P. Moran, our chief executive officer, who purchased 3,333 shares, and (vii) Mark Pomeranz, our President and Chief Operating Officer, who purchased 1,000 shares.

License Agreement with Orchestra BioMed, Inc.

In January 2020, we entered into a license agreement (the “License Agreement”) with Orchestra BioMed, Inc., formerly a greater than 5% holder of our Common Stock and entity in which David Hochman, the Chairman of our board of directors, serves as the Chairman of the board of directors and as chief executive officer, and Darren Sherman, a member of our board of directors, serves as a director and as president and chief operating officer, pursuant to which we granted a license to Orchestra BioMed, Inc. for the use of portions of the office space not being used by us in our leased facility in Fort Lauderdale, Florida (the “Premises”), and a proportionate share of common areas of such Premises, which compromises approximately 35% of the Premises as of January 2020 and will expand incrementally to approximately 60 to 70% of the Premises by September 2024. In January 2020, Orchestra BioMed, Inc. paid us a one-time fee of $28.5 thousand, upon entering into the License Agreement and will continue to pay a monthly license fee to us until the expiration of the License Agreement in September 2024. Aggregate license fees will generally range from approximately $162 thousand to approximately $198 thousand in any given calendar year during the term of the License Agreement.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and named executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

Our board of directors has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our Common Stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (collectively “related parties”), are not permitted to enter into a transaction with us without the prior consent of our board of directors acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

Director Independence

Our board of directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that Mr. Hochman, Mr. Sherman, Mr. Jacobs (who resigned from our board of directors effective January 6, 2020), Dr. Nussbaum, Mr. Korangy, Mr. Pruden, and Ms. Nelson do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of the Nasdaq Market and the SEC.

PROPOSAL 2: RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021

The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by EisnerAmper LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2020	2019
Audit Fees	$186,704	$242,162
Audit-Related Fees	$—	$—
Tax Fees	$33,540	$42,110
All Other Fees	$—	$—
Total Fees	$220,244	$284,272

Audit Fees

“Audit fees” consist of approximately $171,000 and $185,000 in 2020 and 2019, respectively, of fees for professional services provided in connection with the audit of our annual audited financial statements and the review of our quarterly financial statements, and approximately $16,000 and $57,000 in 2020 and 2019, respectively, of fees for consents and comfort letters provided in connection with the offerings of our Common Stock.

Tax Fees

“Tax fees” consist of approximately $25,000 and $23,000, in 2020 and 2019, respectively, for services related to tax preparation and filing, and $9,000 and $19,000, in 2020 and 2019, respectively, for tax consulting services associated with tax preparation and filings and intercompany transfer pricing activities.

Procedures for Approval of Fees

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining EisnerAmper LLP’s independence and has determined that such services for fiscal year 2020 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our Board that the audited financial statements be included in our annual report on Form 10-K.

Attendance at Annual Meeting

Representatives of EisnerAmper LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 115,000,000 to 165,000,000

Our Board has approved, subject to stockholder approval, an amendment to our certificate of incorporation to increase our authorized shares of common stock from 115,000,000 to 165,000,000. The increase in our authorized shares of common stock will become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. If the amendment to increase our authorized shares of common stock is approved by stockholders at the Annual Meeting, we intend to file the amendment to our certificate of incorporation as soon as practicable following the Annual Meeting. Our board reserves the right, notwithstanding stockholder approval of the amendment to our certificate of incorporation and without further action by our stockholders, not to proceed with the amendment to our certificate of incorporation at any time before it becomes effective.

The form of the certificate of amendment is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Outstanding Shares and Purpose of the Proposal

Our certificate of incorporation currently authorizes us to issue a maximum of 115,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. As of the record date, we had no shares of preferred stock issued and outstanding and the amendment to our certificate of incorporation does not affect the number of authorized shares of preferred stock Our issued and outstanding securities, as of the Record Date, are as follows:

•        48,169,898 shares of common stock;

•        9,130,821 shares of common stock issuable upon the exercise of warrants outstanding;

•        5,986,219 shares of common stock issuable upon the exercise of options outstanding;

•        698,011 shares of common stock issuable pursuant to restricted stock units outstanding;

•        330,072 shares of common stock reserved for future grants, awards and issuances under our current equity compensation plan; and

•        64,315,021 shares of common stock outstanding on a fully diluted basis.

The approval of the amendment to our certificate of incorporation to increase our authorized shares of common stock is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our 2016 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2016 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the amendment to our certificate of incorporation to increase our authorized shares of common stock, because absent the amendment to our certificate of incorporation to increase our authorized shares of common stock, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock under the amendment to our certificate of incorporation will not have any immediate effect on the rights of existing stockholders. However, because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

•        Stockholders may experience further dilution of their ownership.

•        Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

•        The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

•        The issuance of authorized but unissued stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock, convertible preferred stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our certificate of incorporation to increase the authorized shares of common stock.

Vote Required

The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the meeting will be required to approve this Proposal 3. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions, and broker non-votes, if this Proposal 3 is deemed to be a “non-routine” matter as further discussed in What are broker non-votes?, will have the same practical effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 115,000,000 to 165,000,000.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2022 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2022 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than March 4, 2022 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2022 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than May 13, 2022 and no earlier than April 13, 2022; provided, however, that in the event the Annual Meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on June 21, 2021. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2020 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary, or by phone at 954-541-8000. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ Timothy P. Moran
Timothy P. Moran
Chief Executive Officer

July 2, 2021

Ft. Lauderdale, FL

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

855-200-8274

APPENDIX A

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION OF

MOTUS GI HOLDINGS, INC.

A Delaware Corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Motus GI Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.      The name of the Corporation is Motus GI Holdings, Inc. The Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on September 20, 2016 (the “Certificate of Incorporation”).

2.      The Certificate of Incorporation of the Corporation is hereby amended to increase the authorized shares of the Corporation’s common stock by deleting the first paragraph under Section A of Article V, and replacing such paragraph with the following:

         “The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred and Seventy Five Million (175,000,000), of which (i) One Hundred and Sixty Five Million (165,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million Shares (10,000,000) shares shall be a class designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

3.      The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.      This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby shall be effective immediately upon filing.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this 11th day of August, 2021.

MOTUS GI HOLDINGS, INC.
By:
Name:	Timothy P. Moran
Title:	Chief Executive Officer

A-2

MOTUS GI HOLDINGS, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Signature_____________________________________ Signature, if held jointly____________________________________ Date_____________, 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EAS Y 18285 Motus_Proxy card_REV1 Front PROXY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 10, 2021. (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3. 1. Election of Directors (01) Timothy P. Moran (02) Mark Pomeranz (03) David Hochman (04) Darren Sherman (05) Samuel Nussbaum (06) Shervin Korangy (07) Gary J Pruden (08) Sonja Nelson FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) CONTROL NUMBER FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN If you plan to attend the annual meeting in person, please check the following box: INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: 2. Ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. 3. To approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 115,000,000 to 165,000,000.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED MOTUS GI HOLDINGS, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BO ARD OF DIRECTORS 18285 Motus_Proxy card_REV1 Back The undersigned appoints Timothy P. Moran and Andrew Taylor, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Motus GI Holdings, Inc. held of record by the undersigned at the close of business on June 21, 2021 at the Annual Meeting of Stockholders of Motus GI Holdings, Inc. to be held on August 11, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 11, 2021 The Proxy Statement and our 2021 Annual Report to Stockholders are available at https://www.cstproxy.com/motusgi/2021